Exhibit 10.159O
Attachment A to Letter Agreement No. 6-1162-AKP-110R3
Eligible Model Description
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA 1980	Boeing Proprietary	SA-20

Attachment A-1 to Letter Agreement No. 6-1162-AKP-110R3
777-223ER Eligible Model Description and Price
GE Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA1980 55804-1F.TXT	Boeing Proprietary	SA-20

Attachment A-2 to Letter Agreement No. 6-1162-AKP-110R3
777-223ER Eligible Model Description and Price
PW Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA1980 55803-1F.TXT	Boeing Proprietary	SA-20

Attachment A-3 to Letter Agreement No. 6-1162-AKP-110R3
777-223ER Eligible Model Description and Price
RR Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA1980 55805.TXT	Boeing Proprietary	SA-20

Attachment A-4 to Letter Agreement No. 6-1162-AKP-110R3
777-323 Eligible Model Description and Price
PW Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA1980 55808-1F.TXT	Boeing Proprietary	SA-20

Attachment A-5 to Letter Agreement No. 6-1162-AKP-110R3
777-323 Eligible Model Description and Price
RR Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA1980 55809-2F.TXT	Boeing Proprietary	SA-20

Attachment A-6 to Letter Agreement No. 6-1162-AKP-110R3
777-223LR Eligible Model Description and Price
GE Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA-1980 55726-1F.TXT	Boeing Proprietary	SA-20

Attachment A-7 to Letter Agreement No. 6-1162-AKP-110R3
777-323ER Eligible Model Description and Price
GE Engines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

AAL- PA-1980 55725-1F.TXT	Boeing Proprietary	SA-20